Exhibit 10.29

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

AMENDMENT 2

TO THE AMENDED AND RESTATED SERVICES AGREEMENT (THE “AMENDMENT”)

This “Amendment 2” is to the AMENDED AND RESTATED SERVICES AGREEMENT dated June 29, 2015 (as previously amended, the “Agreement”) by and between Accolade, Inc., a Delaware corporation (“Accolade”) and Comcast Cable Communications Management, LLC, a Delaware limited liability company, on behalf of itself, its Affiliates and The Comcast Comprehensive Health and Welfare Plan (“Comcast”) (each a “Party” and collectively, the “Parties”) is hereby amended as set forth below.

Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Accolade and Comcast hereby agree to amend the Agreement as follows:

1.              This Amendment 2 shall be effective July 1, 2018 (“Amendment 2 Effective Date”). All measurements and calculations of the relevant metrics, and any adjustments to Base Fees resulting from the Performance Guarantees, shall begin [***] unless otherwise stated below, and continue unless and until amended by the Parties in writing.

2.              Exhibit F-1 set forth in Amendment to the Amended and Restated Services Agreement, dated June 29, 2018 (“Amendment 1), shall be amended and supplemented by the attached Supplement to Exhibit F-1.

Except as expressly set forth herein, the terms and conditions of the Agreement remain in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment will govern.

IN WITNESS WHEREOF, the Parties hereto, by their duly authorized representatives, have executed this Amendment.

Comcast Cable Communications Management, LLC		Accolade, Inc.

By:	/s/ Shawn Leavitt	By:	/s/ Rajeev Singh

Name: Shawn Leavitt		Name: Rajeev Singh

Title: SVP, Total Rewards		Title: CEO

Date: 8/10/18		Date: 8/13/2018

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE ACCOLADE, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO ACCOLADE, INC. IF PUBLICLY DISCLOSED.

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